UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2003 (August 18, 2003)

New Century Equity Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28536	74-2781950
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10101 Reunion Place, Suite 450, San Antonio, Texas	78216
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (210) 302-0444

Item 5.   Other Events

         On August 18, 2003, the Company and its Chief Executive Officer (“CEO”) reached an arrangement whereby the CEO agreed to a salary reduction of $135,000 for the employment period from October 1, 2003 through September 30, 2004 in exchange for the issuance to the CEO of 435,484 shares of the Company’s common stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2003	NEW CENTURY EQUITY HOLDINGS CORP. By: /s/ DAVID P. TUSA —————————————— Name: David P. Tusa Title: Executive Vice President, Chief Financial Officer and Corporate Secretary

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